Block Mortgage Finance
                    Asset Backed Certificates, Series 1999-2

                           $158,233,000 (Approximate)
                               Subject to Revision

                   October 22, 1999 - Computational Materials

The analysis in this report is based on information provided by the Seller. Chase Securities Inc. ("CSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the Prospectus and Prospectus Supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by CSI and will be superseded by the applicable final Prospectus and Prospectus Supplement and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and CSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus Supplement and Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither CSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY CSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. CSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.





[OBJECT OMITTED]                    1

                                [OBJECT OMITTED]


                                                               October 22, 1999

                                   TERM SHEET

                           $158,233,000 (Approximate)
                    Asset Backed Certificates, Series 1999-2

                          Block Mortgage Finance, Inc.
                                    Depositor

                           Block Financial Corporation
                                 Master Servicer

                         Companion Mortgage Corporation
                                     Seller



------------------------------------------------------------------------------------------------------------------------------------

                      Class Size (1)    Tranche Type      Expected    Average Life   Average Life    Payment      Payment     Price
      Class               ($)                             Ratings     to Call (2)    to Maturity    Window to    Window to    Talk
                                                        (Moody's/S&P)   (years)        (years)       Call (2)     Maturity

------------------------------------------------------------------------------------------------------------------------------------
Group I Certificates
____________________

      A-1            25,500,000        Fixed Sequential   Aaa / AAA      0.97           0.97         11/99-9/01   11-99-9/01
      A-2            19,000,000        Fixed Sequential   Aaa / AAA      3.18           3.18         9/01-10/04   9/01-10/04
      A-3            12,586,000        Fixed Sequential   Aaa / AAA      7.47           9.13         10/04-6/08   10/04-11/16
      A-4             6,343,000           Fixed NAS       Aaa / AAA      6.65           6.84         11/02-6/08   11/02-4/14


Group II Certificates
_____________________

      A-5            39,500,000        Fixed Sequential   Aaa / AAA      0.74           0.74         11/99-5/01   11/99-5/01
      A-6            55,304,000        Floater Sequential Aaa / AAA      4.42           4.76          5/01-6/08    5/01-6/17

------------------------------------------------------------------------------------------------------------------------------------
     Total          158,233,000               --             --           --             --              --           --        --

------------------------------------------------------------------------------------------------------------------------------------



     (1) The actual initial certificate balances of the certificates may vary from these amounts by as much as plus or minus 5%.
     (2)  Run to 10% call.





     Collateral:    Group I Certificates are  backed  by an  approximately $65.2 million pool of fixed rate, first or second lien mortgage loans.

                    Group II Certificates are backed by an approximately $98.1 million pool of adjustable rate, first lien mortgage loans.




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR CHASE SECURITIES INC. SALES REPRESENTATIVE IMMEDIATELY.

[OBJECT OMITTED]
                                                                           2

Chase Securities, Inc.                               Balances as of: 10/01/1999
Asset Backed Securities Portfolio Analysis                 Run Date: 10/21/1999

               Block Financial Corp 1999-2 - Fixed Rate Loan Group
                                 Summary Report


 Aggregate Outstanding Principal Balance          $65,223,213.34
 Aggregate Original Principal Balance             $65,574,201.05
 Number of Mortgage Loans                                  1,074
 Conforming Loan Outstanding Principal Balance    $61,377,165.45

                                   Minimum          Maximum           Average
                                   -------          -------           -------
Original Principal Balance        10,433.75        395,400.00      61,056.05 (2)
Outstanding Principal Balance     10,222.41        391,957.34      60,729.25 (2)

                                   Minimum          Maximum     Weighted Average
                                   -------          -------     ----------------
Original Term (mos)                    102              360          231.019 (1)
Stated Remaining Term (mos)             70              359          225.083 (1)
Expected Remaining Term (mos)            0                0            0.000 (1)
Loan Age (mos)                           1               33            5.921 (1)

Current Interest Rate                7.000%          14.990%         10.714% (1)

Original Loan-To-Value               12.96%           99.98%          79.46% (1)

                           Earliest              Latest
                           --------              ------
Origination Dates           01/1997             09/1999
Maturity Dates              08/2005             09/2029



















 Notes:
(1)  --  Weighted by Outstanding Principal Balance.
(2)  --  Sum of Principal Balance divided by total number of loans.

                             Current Mortgage Rates
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                             Number of      Aggregate Principal      Percent of
   Mortgage Rates         Mortgage Loans    Balance Outstanding      Loan Group

   7.000% to   7.499%             1                 58,637.40          0.09
   7.500% to   7.999%             5                908,608.00          1.39
   8.000% to   8.499%            18              2,268,139.54          3.48
   8.500% to   8.999%            41              4,048,947.81          6.21
   9.000% to   9.499%            37              2,442,247.93          3.74
   9.500% to   9.999%           106              7,748,938.68         11.88
  10.000% to  10.499%           137              8,095,230.44         12.41
  10.500% to  10.999%           229             14,119,736.11         21.65
  11.000% to  11.499%           132              8,058,396.75         12.36
  11.500% to  11.999%           164              8,265,836.85         12.67
  12.000% to  12.499%            83              3,720,244.63          5.70
  12.500% to  12.999%            74              3,289,468.66          5.04
  13.000% to  13.499%            32              1,511,760.60          2.32
  13.500% to  13.999%            13                601,829.54          0.92
  14.500% to  14.999%             2                 85,190.40          0.13

 Grand Total                  1,074            $65,223,213.34        100.00%



 Mortgage Rate Range is from:      7.000%   to   14.990%
 Weighted Average is:             10.714%

                    Current Mortgage Loan Principal Balances
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

 Range of Current Mortgage       Number of     Aggregate Principal    Percent of
 Loan Principal Balances       Mortgage Loans   Balance Outstanding   Loan Group

  Up to $25,000                       125         2,540,848.13           3.90
 $  25,001 to $  50,000               446        16,777,152.35          25.72
 $  50,001 to $  75,000               254        15,602,330.47          23.92
 $  75,001 to $ 100,000               108         9,486,944.54          14.55
 $ 100,001 to $ 125,000                65         7,247,843.95          11.11
 $ 125,001 to $ 150,000                39         5,262,426.54           8.07
 $ 150,001 to $ 175,000                10         1,613,848.98           2.47
 $ 175,001 to $ 200,000                 8         1,507,023.55           2.31
 $ 200,001 to $ 225,000                 4           863,071.44           1.32
 $ 225,001 to $ 250,000                 3           719,626.90           1.10
 $ 250,001 to $ 275,000                 6         1,565,521.21           2.40
 $ 275,001 to $ 300,000                 2           596,700.45           0.91
 $ 300,001 to $ 325,000                 1           306,691.81           0.47
 $ 350,001 to $ 375,000                 1           360,859.17           0.55
 $ 375,001 to $ 400,000                 2           772,323.85           1.18

 Grand Total                        1,074        $65,223,213.34        100.00%



 Current Mortgage Loan Principal Balance Range is   $10,222.41  to  $391,957.34
 from:
 Average is:   $60,729.25

                               Junior Lien Ratios
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                 Number of     Aggregate Principal   Percent of
Range of Junior Lien Ratios    Mortgage Loans  Balance Outstanding   Loan Group

   5.01% to  10.00%                     6            131,582.42         2.43
  10.01% to  15.00%                    18            466,808.94         8.61
  15.01% to  20.00%                    48          1,475,630.34        27.22
  20.01% to  25.00%                    22            637,769.44        11.76
  25.01% to  30.00%                    26            871,956.44        16.08
  30.01% to  35.00%                     8            340,243.55         6.28
  35.01% to  40.00%                    14            704,703.70        13.00
  40.01% to  45.00%                     9            377,361.26         6.96
  45.01% to  50.00%                     2            138,837.98         2.56
  50.01% to  55.00%                     3            162,717.33         3.00
  55.01% to  60.00%                     1             43,828.98         0.81
  60.01% to  65.00%                     1             23,161.33         0.43
  90.01% to  95.00%                     1             47,308.15         0.87

 Grand Total                          159         $5,421,909.86      100.00%



 Junior Lien Ratio Range is       5.74%   to    92.72%
 from:
 Weighted Average is:            27.29%

                              Lien Position Summary
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                Number of      Aggregate Principal    Percent of
 Lien Position                Mortgage Loans   Balance Outstanding    Loan Group

 1                                 915           59,801,303.48          91.69
 2                                 159            5,421,909.86           8.31

 Grand Total                     1,074          $65,223,213.34        100.00%

                                  Loan Purpose
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                               Number of     Aggregate Principal     Percent of
Loan Purpose                Mortgage Loans   Balance Outstanding     Loan Group

Purchase                          301          18,145,448.26           27.82
Refinance                         773          47,077,765.08           72.18

 Grand Total                     1,074        $65,223,213.34         100.00%

                                Loan Type Summary
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                Number of     Aggregate Principal    Percent of
 Loan Type                    Mortgage Loans  Balance Outstanding    Loan Group

 Balloon - 15 Yrs.                 466          33,998,913.34          52.13
 Fixed Rate - 10 Yr.                18             462,085.43           0.71
 Fixed Rate - 15 Yrs.              288          10,595,878.89          16.25
 Fixed Rate - 20 Yrs.               47           2,284,889.06           3.50
 Fixed rate - 30 Yrs.              255          17,881,446.62          27.42

 Grand Total                     1,074         $65,223,213.34        100.00%

                              Loan-to-Value Ratios
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                  Number of     Aggregate Principal  Percent of
Range of Loan-to-Value Ratios   Mortgage Loans  Balance Outstanding  Loan Group

  50.00% or Less                       40          1,781,971.82         2.73
  50.01% to  55.00%                    11            490,081.20         0.75
  55.01% to  60.00%                    21            819,177.04         1.26
  60.01% to  65.00%                    31          1,618,363.88         2.48
  65.01% to  70.00%                    77          5,232,774.08         8.02
  70.01% to  75.00%                   147          8,287,886.32        12.71
  75.01% to  80.00%                   309         18,796,792.58        28.82
  80.01% to  85.00%                   187         12,435,955.46        19.07
  85.01% to  90.00%                   227         14,840,504.89        22.75
  90.01% to  95.00%                     4            273,830.27         0.42
  95.01% to 100.00%                    20            645,875.80         0.99

 Grand Total                        1,074        $65,223,213.34      100.00%



 Loan-to-Value Range is from:    12.96%   to    99.98%
 Weighted Average is:            79.46%

                                 Occupancy Types
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                 Number of      Aggregate Principal   Percent of
 Occupancy                     Mortgage Loans   Balance Outstanding   Loan Group

 Non Owner occupied                   176          7,602,328.38         11.66
 Owner occupied                       898         57,620,884.96         88.34

 Grand Total                        1,074        $65,223,213.34        100.00%

                               Year of Origination
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                Number of      Aggregate Principal   Percent of
 Year of Origination         Mortgage Loans    Balance Outstanding   Loan Group

      1997                              6           199,487.64          0.31
      1998                            264        14,830,404.80         22.74
      1999                            804        50,193,320.90         76.96

 Grand Total                        1,074        $65,223,213.34       100.00%

                           Prepayment Penalty Term
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Prepayment Penalty Term (years)  Mortgage Loans  Balance Outstanding  Loan Group

     None                             247         14,572,080.59         22.34
     6 Months                           4            166,466.84          0.26
     1 Year                            11            858,423.34          1.32
     2 Year                            20          1,816,117.57          2.78
     3 Year                           773         47,064,168.41         72.16
     5 Year                            19            745,956.59          1.14

 Grand Total                        1,074        $65,223,213.34        100.00%

                          Type of Mortgaged Properties
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                Number of     Aggregate Principal    Percent of
Property Type                Mortgage Loans   Balance Outstanding    Loan Group

Condominium                          8            337,464.61            0.52
Investment                           1             32,135.61            0.05
Manufactured                        10            620,243.70            0.95
2-4 Family                          64          3,627,799.81            5.56
Single Family                      991         60,605,569.61           92.92

 Grand Total                     1,074        $65,223,213.34          100.00%

                       Remaining Months to Stated Maturity
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                                Number of    Aggregate Principal    Percent of
Remaining Term               Mortgage Loans  Balance Outstanding    Loan Group

  61 to  72                           1           22,337.53           0.03
  97 to 108                           2           42,354.97           0.06
 109 to 120                          15          397,392.93           0.61
 145 to 156                           2           52,067.49           0.08
 157 to 168                          53        3,288,584.35           5.04
 169 to 180                         699       41,254,140.39          63.25
 205 to 216                           1           32,135.61           0.05
 217 to 228                          10          439,052.19           0.67
 229 to 240                          36        1,813,701.26           2.78
 337 to 348                          15        1,121,167.46           1.72
 349 to 360                         240       16,760,279.16          25.70

 Grand Total                      1,074      $65,223,213.34         100.00%




 Remaining Term Range is from:  70  to    359
 Weighted Average is:     225.083

                               State Distributions
                 Block Financial Corp - Fixed Rate Loan Group

                               Number of     Aggregate Principal    Percent of
 States                      Mortgage Loans  Balance Outstanding    Loan Group

 Florida                           110           8,380,820.73         12.85
 Michigan                          124           6,790,858.66         10.41
 Ohio                               92           6,078,722.90          9.32
 Colorado                           59           4,826,290.66          7.40
 Illinois                           69           4,682,086.47          7.18
 Indiana                            82           3,996,676.80          6.13
 Georgia                            56           3,885,896.02          5.96
 Virginia                           56           3,726,861.93          5.71
 Kentucky                           67           3,606,085.99          5.53
 Louisiana                          68           2,905,930.94          4.46
 Missouri                           51           2,868,854.26          4.40
 Tennessee                          29           2,304,701.67          3.53
 North Carolina                     32           1,973,216.05          3.03
 Mississippi                        34           1,329,391.38          2.04
 Pennsylvania                       18           1,188,429.72          1.82
 Maryland                           24           1,150,155.26          1.76
 South Carolina                     17           1,011,454.42          1.55
 Utah                               18             835,101.69          1.28
 Arizona                            15             733,844.94          1.13
 California                          6             358,496.76          0.55
 Wisconsin                          10             327,735.90          0.50
 Kansas                              6             288,064.51          0.44
 District of Columbia                3             285,991.24          0.44
 New Jersey                          2             265,279.77          0.41
 Iowa                                5             259,877.10          0.40
 Washington                          3             240,795.48          0.37
 Connecticut                         4             220,066.29          0.34
 Arkansas                            4             160,344.39          0.25
 Texas                               3             149,327.88          0.23
 Nevada                              2             116,900.29          0.18
 Idaho                               1              95,265.37          0.15
 Alabama                             2              86,281.58          0.13
 West Virginia                       1              66,239.97          0.10
 Oklahoma                            1              27,166.32          0.04

 Grand Total                     1,074         $65,223,213.34        100.00%

                               State Distributions
              Block Financial Corp 1999-2 - Fixed Rate Loan Group

                               Number of     Aggregate Principal    Percent of
 States                      Mortgage Loans  Balance Outstanding    Loan Group

 Alabama                             2             86,281.58          0.13
 Arizona                            15            733,844.94          1.13
 Arkansas                            4            160,344.39          0.25
 California                          6            358,496.76          0.55
 Colorado                           59          4,826,290.66          7.40
 Connecticut                         4            220,066.29          0.34
 District of Columbia                3            285,991.24          0.44
 Florida                           110          8,380,820.73         12.85
 Georgia                            56          3,885,896.02          5.96

 Idaho                               1             95,265.37          0.15
 Illinois                           69          4,682,086.47          7.18
 Indiana                            82          3,996,676.80          6.13
 Iowa                                5            259,877.10          0.40
 Kansas                              6            288,064.51          0.44
 Kentucky                           67          3,606,085.99          5.53
 Louisiana                          68          2,905,930.94          4.46
 Maryland                           24          1,150,155.26          1.76
 Michigan                          124          6,790,858.66         10.41
 Mississippi                        34          1,329,391.38          2.04
 Missouri                           51          2,868,854.26          4.40
 Nevada                              2            116,900.29          0.18
 New Jersey                          2            265,279.77          0.41
 North Carolina                     32          1,973,216.05          3.03
 Ohio                               92          6,078,722.90          9.32
 Oklahoma                            1             27,166.32          0.04
 Pennsylvania                       18          1,188,429.72          1.82
 South Carolina                     17          1,011,454.42          1.55
 Tennessee                          29          2,304,701.67          3.53
 Texas                               3            149,327.88          0.23
 Utah                               18            835,101.69          1.28
 Virginia                           56          3,726,861.93          5.71
 Washington                          3            240,795.48          0.37
 West Virginia                       1             66,239.97          0.10
 Wisconsin                          10            327,735.90          0.50

 Grand Total                     1,074        $65,223,213.34        100.00%

Chase Securities, Inc.                               Balances as of:  10/01/1999
Asset Backed Securities Portfolio Analysis                 Run Date:  10/21/1999

            Block Financial Corp 1999-2 - Adjustable Rate Loan Group
                                 Summary Report


Aggregate Outstanding Principal Balance           $98,090,257.39
Aggregate Original Principal Balance              $98,389,973.34
Number of Mortgage Loans                                     920
Conforming Loan Outstanding Principal Balance     $85,317,527.11

                                   Minimum         Maximum      Average
                                   _______         _______      _______

Original Principal Balance         24,375.00    511,000.00       106,945.62 (2)
Outstanding Principal Balance      24,353.81    509,644.05       106,619.84 (2)

                                   Minimum         Maximum     Weighted Average
                                   _______         _______     ________________

Original Term (mos)                      180           360          357.876 (1)
Stated Remaining Term (mos)              143           360          351.558 (1)
Expected Remaining Term (mos)              0             0            0.000 (1)
Loan Age (mos)                             0            33            6.300 (1)

Current Interest Rate                 6.800%       13.230%          10.140% (1)
Initial Interest  Rate Cap            1.000%        3.000%           2.914% (1)
Periodic Rate Cap                     1.000%        2.000%           1.024% (1)
Gross Margin                          2.750%        9.750%           7.629% (1)
Maximum Mortgage Rate                12.800%       20.230%          16.131% (1)
Minimum Mortgage Rate                 6.800%       13.230%          10.123% (1)

Months To Roll                             2            35           18.298 (1)

Original Loan-To-Value                34.66%       102.27%           82.30% (1)

                                    Earliest        Latest
                                    ________        ______

Origination Dates                    01/1997       09/1999
Maturity Dates                       09/2011       10/2029










Notes:
(1)  --  Weighted by Outstanding Principal Balance.
(2)  --  Sum of Principal Balance divided by total number of loans.

                             Current Mortgage Rates
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                            Number of        Aggregate Principal      Percent of
Mortgage Rates           Mortgage Loans      Balance Outstanding      Loan Group

 6.500% to  6.999%                 1                108,434.44            0.11
 7.000% to  7.499%                 2                330,892.98            0.34
 7.500% to  7.999%                12              1,479,237.99            1.51
 8.000% to  8.499%                27              2,874,302.01            2.93
 8.500% to  8.999%                63              7,956,426.63            8.11
 9.000% to  9.499%                80              9,594,314.04            9.78
 9.500% to  9.999%               219             22,690,600.70           23.13
10.000% to 10.499%               177             19,563,680.15           19.94
10.500% to 10.999%               159             15,808,266.23           16.12
11.000% to 11.499%                96              9,822,037.68           10.01
11.500% to 11.999%                54              5,362,604.34            5.47
12.000% to 12.499%                20              1,824,477.79            1.86
12.500% to 12.999%                 9                637,461.54            0.65
13.000% to 13.499%                 1                 37,520.87            0.04

Grand Total                      920            $98,090,257.39          100.00%



Mortgage Rate Range is from:  6.800%  to  13.230%

Weighted Average is:          10.140%

                    Current Mortgage Loan Principal Balances
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

Range of Current Mortgage     Number of      Aggregate Principal      Percent of
Loan Principal Balances     Mortgage Loans   Balance Outstanding      Loan Group

 Up to $25,000                     1                 24,353.81            0.02
$  25,001 to $  50,000            70              3,077,468.16            3.14
$  50,001 to $  75,000           262             16,529,005.21           16.85
$  75,001 to $ 100,000           198             17,150,112.53           17.48
$ 100,001 to $ 125,000           143             16,019,732.32           16.33
$ 125,001 to $ 150,000           108             14,673,875.26           14.96
$ 150,001 to $ 175,000            35              5,620,735.81            5.73
$ 175,001 to $ 200,000            34              6,392,035.88            6.52
$ 200,001 to $ 225,000            19              3,978,919.23            4.06
$ 225,001 to $ 250,000            17              4,051,634.41            4.13
$ 250,001 to $ 275,000            11              2,860,745.86            2.92
$ 275,001 to $ 300,000             6              1,713,314.52            1.75
$ 300,001 to $ 325,000             5              1,552,365.09            1.58
$ 325,001 to $ 350,000             2                689,500.59            0.70
$ 350,001 to $ 375,000             3              1,065,147.17            1.09
$ 375,001 to $ 400,000             1                383,578.05            0.39
$ 400,001 to $ 425,000             2                832,816.83            0.85
$ 450,001 to $ 475,000             1                469,799.88            0.48
$ 475,001 to $ 500,000             1                495,472.73            0.51
$ 500,001 to $ 525,000             1                509,644.05            0.52

Grand Total                      920            $98,090,257.39          100.00%




Current Mortgage Loan Principal Balance Range is   $24,353.81  to  $509,644.05
from:
Average is:   $106,619.84

                                  Gross Margin
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                              Number of      Aggregate Principal      Percent of
Gross Margin                Mortgage Loans   Balance Outstanding      Loan Group

2.500% to  2.999%                  1                116,643.59            0.12
4.500% to  4.999%                  5                862,924.35            0.88
5.000% to  5.499%                  4                482,258.33            0.49
5.500% to  5.999%                 11                813,643.75            0.83
6.000% to  6.499%                 39              3,887,325.32            3.96
6.500% to  6.999%                 86              8,936,043.33            9.11
7.000% to  7.499%                148             14,996,014.36           15.29
7.500% to  7.999%                290             31,132,008.44           31.74
8.000% to  8.499%                192             21,237,700.64           21.65
8.500% to  8.999%                 98             10,135,704.14           10.33
9.000% to  9.499%                 26              3,151,389.84            3.21
9.500% to  9.999%                 20              2,338,601.30            2.38

Grand Total                      920            $98,090,257.39          100.00%



Gross Margin Range is    2.750%  to  9.750%
from:
Weighted Average is:     7.629%

                              Lien Position Summary
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                              Number of      Aggregate Principal      Percent of
Lien Position               Mortgage Loans   Balance Outstanding      Loan Group

1                                920             98,090,257.39          100.00

Grand Total                      920            $98,090,257.39          100.00%

                                  Loan Purpose
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                              Number of      Aggregate Principal      Percent of
Loan Purpose                Mortgage Loans   Balance Outstanding      Loan Group

Purchase                         373             39,883,695.18           40.66
Refinance                        547             58,206,562.21           59.34

Grand Total                      920            $98,090,257.39          100.00%

                                Loan Type Summary
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Loan Type                        Mortgage Loans  Balance Outstanding  Loan Group

1 Mo LIBOR - Adjust 12 Mos.              1              140,872.09        0.14
1 Mo LIBOR - Adjust 24/12 Mos.           1              109,962.86        0.11
1 Mo LIBOR - Adjust 6 Mos.               1              114,940.72        0.12
1 Yr Treasury - Adjust 12 Mos.           8              819,462.14        0.84
1 Yr Treasury - Adjust 36/06 Mos.        1              133,115.70        0.14
1 Yr Treasury - Adjust 36/12 Mos.        1              339,759.72        0.35
3 Yr Treasury - Adjust 36 Mos.           1              118,631.84        0.12
6 Mo LIBOR - Adjust 12 Mos.              4              721,571.01        0.74
6 Mo LIBOR - Adjust 24/06 Mos.         860           90,622,330.37       92.39
6 Mo LIBOR - Adjust 36/06 Mos.          40            4,822,857.63        4.92
6 Mo LIBOR - Adjust 6 Mos.               2              146,753.31        0.15

Grand Total                            920          $98,090,257.39      100.00%

                              Loan-to-Value Ratios
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Range of Loan-to-Value Ratios    Mortgage Loans  Balance Outstanding  Loan Group

 50.00% or Less                          9              570,331.29        0.58
 50.01% to  55.00%                       2              253,159.42        0.26
 55.01% to  60.00%                      10              847,514.18        0.86
 60.01% to  65.00%                      11            1,086,069.17        1.11
 65.01% to  70.00%                      36            2,918,891.85        2.98
 70.01% to  75.00%                     110           10,745,767.03       10.95
 75.01% to  80.00%                     271           28,938,283.26       29.50
 80.01% to  85.00%                     192           21,379,738.67       21.80
 85.01% to  90.00%                     275           30,889,653.33       31.49
 90.01% to  95.00%                       3              302,334.25        0.31
100.01% to    .  %                       1              158,514.94        0.16

Grand Total                            920          $98,090,257.39      100.00%



Loan-to-Value Range is from:   34.66%  to  102.27%

Weighted Average is:           82.30%

                              Next Adjustment Date
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Next Adjustment Date             Mortgage Loans  Balance Outstanding  Loan Group

Dec 1999                                 1                39,543.15       0.04
Jan 2000                                 3               150,380.56       0.15
Feb 2000                                 3               165,498.09       0.17
Mar 2000                                 5               348,219.43       0.35
Apr 2000                                 3               302,021.58       0.31
May 2000                                 5               476,910.25       0.49
Jun 2000                                11             1,126,080.21       1.15
Jul 2000                                 4               909,207.39       0.93
Aug 2000                                 4               228,018.50       0.23
Sep 2000                                 9               842,958.15       0.86
Oct 2000                                21             1,868,329.39       1.90
Nov 2000                                34             3,412,997.48       3.48
Dec 2000                                46             4,488,513.03       4.58
Jan 2001                                51             5,171,939.74       5.27
Feb 2001                                83             8,229,758.49       8.39
Mar 2001                               113            12,228,439.18      12.47
Apr 2001                                97            11,911,848.31      12.14
May 2001                                66             7,047,157.04       7.18
Jun 2001                                89             8,722,549.75       8.89
Jul 2001                                70             7,776,497.91       7.93
Aug 2001                               123            13,055,872.65      13.31
Sep 2001                                51             6,118,581.87       6.24
Oct 2001                                 8             1,155,072.01       1.18
Nov 2001                                 4               384,299.52       0.39
Dec 2001                                 2               181,330.22       0.18
Feb 2002                                 1                46,376.76       0.05
Mar 2002                                 3               281,384.69       0.29
Apr 2002                                 3               490,978.41       0.50
May 2002                                 1               186,612.04       0.19
Jun 2002                                 1                80,843.75       0.08
Aug 2002                                 4               534,278.68       0.54
Sep 2002                                 1               127,759.16       0.13

Grand Total                            920           $98,090,257.39     100.00%

                                 Occupancy Types
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Occupancy                        Mortgage Loans  Balance Outstanding  Loan Group

Non Owner occupied                      62             5,383,523.26       5.49
Owner occupied                         858            92,706,734.13      94.51

Grand Total                            920           $98,090,257.39     100.00%

                               Year of Origination
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Year of Origination              Mortgage Loans  Balance Outstanding  Loan Group

     1997                                5               416,150.54       0.42
     1998                              182            18,296,250.62      18.65
     1999                              733            79,377,856.23      80.92

Grand Total                            920           $98,090,257.39     100.00%

                             Prepayment Penalty Term
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Prepayment Penalty Term (years)  Mortgage Loans  Balance Outstanding  Loan Group

     None                              254            28,788,062.47      29.35
     6 Months                           14             2,337,683.06       2.38
     1 Year                             21             2,900,951.54       2.96
     2 Year                            560            56,926,277.31      58.03
     3 Year                             68             6,784,467.19       6.92
     5 Year                              3               352,815.82       0.36

Grand Total                            920           $98,090,257.39     100.00%

                          Type of Mortgaged Properties
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Property Type                    Mortgage Loans  Balance Outstanding  Loan Group

Condominium                              8               645,224.85       0.66
Manufactured                             8               493,892.38       0.50
2-4 Family                              38             3,908,857.79       3.98
Second Home                              1                47,074.90       0.05
Single Family                          865            92,995,207.47      94.81

Grand Total                            920           $98,090,257.39     100.00%

                       Remaining Months to Stated Maturity
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
Remaining Term                   Mortgage Loans  Balance Outstanding  Loan Group

133 to 144                               1               114,940.72       0.12
145 to 156                               2               154,164.46       0.16
157 to 168                               4               322,243.86       0.33
169 to 180                               7               566,286.47       0.58
325 to 336                               3               261,986.08       0.27
337 to 348                              74             7,728,105.71       7.88
349 to 360                             829            88,942,530.09      90.67

Grand Total                            920           $98,090,257.39     100.00%



Remaining Term Range is from:   143  to  360

Weighted Average is:            351.558

                               State Distributions
                Block Financial Corp - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
States                           Mortgage Loans  Balance Outstanding  Loan Group

Colorado                                98            13,919,414.90      14.19
Florida                                107            11,858,534.25      12.09
Michigan                               111            10,831,412.18      11.04
Ohio                                   112             9,685,832.20       9.87
Georgia                                 63             7,317,786.21       7.46
Missouri                                58             5,797,765.12       5.91
Kentucky                                58             5,424,756.45       5.53
Indiana                                 60             5,086,256.71       5.19
Illinois                                47             4,949,992.70       5.05
Virginia                                27             3,388,980.48       3.45
Kansas                                  16             2,538,157.42       2.59
Tennessee                               24             2,257,750.93       2.30
North Carolina                          20             2,171,511.01       2.21
Utah                                    16             2,059,598.61       2.10
Arizona                                 16             1,863,107.38       1.90
Washington                               9             1,144,655.98       1.17
Maryland                                 9             1,138,764.87       1.16
Louisiana                               11               932,024.37       0.95
Wisconsin                               10               894,510.31       0.91
South Carolina                          10               860,924.92       0.88
Pennsylvania                             8               677,336.65       0.69
California                               2               598,358.26       0.61
Mississippi                              7               566,120.22       0.58
Iowa                                     7               529,385.57       0.54
Connecticut                              3               370,477.31       0.38
Nevada                                   2               348,026.38       0.35
District of Columbia                     3               310,693.27       0.32
Idaho                                    2               249,982.58       0.25
Alabama                                  2               170,021.70       0.17
New Jersey                               1               107,714.49       0.11
West Virginia                            1                40,403.96       0.04

Grand Total                            920           $98,090,257.39     100.00%

                               State Distributions
            Block Financial Corp 1999-2 - Adjustable Rate Loan Group

                                   Number of     Aggregate Principal  Percent of
States                           Mortgage Loans  Balance Outstanding  Loan Group

Alabama                                  2               170,021.70       0.17
Arizona                                 16             1,863,107.38       1.90
California                               2               598,358.26       0.61
Colorado                                98            13,919,414.90      14.19
Connecticut                              3               370,477.31       0.38
District of Columbia                     3               310,693.27       0.32
Florida                                107            11,858,534.25      12.09
Georgia                                 63             7,317,786.21       7.46
Idaho                                    2               249,982.58       0.25
Illinois                                47             4,949,992.70       5.05
Indiana                                 60             5,086,256.71       5.19
Iowa                                     7               529,385.57       0.54
Kansas                                  16             2,538,157.42       2.59
Kentucky                                58             5,424,756.45       5.53
Louisiana                               11               932,024.37       0.95
Maryland                                 9             1,138,764.87       1.16
Michigan                               111            10,831,412.18      11.04
Mississippi                              7               566,120.22       0.58
Missouri                                58             5,797,765.12       5.91
Nevada                                   2               348,026.38       0.35
New Jersey                               1               107,714.49       0.11
North Carolina                          20             2,171,511.01       2.21
Ohio                                   112             9,685,832.20       9.87
Pennsylvania                             8               677,336.65       0.69
South Carolina                          10               860,924.92       0.88
Tennessee                               24             2,257,750.93       2.30
Utah                                    16             2,059,598.61       2.10
Virginia                                27             3,388,980.48       3.45
Washington                               9             1,144,655.98       1.17
West Virginia                            1                40,403.96       0.04
Wisconsin                               10               894,510.31       0.91

Grand Total                            920           $98,090,257.39     100.00%

                         Block Mortgage Finance 1999-2

                             Scenario 1         Scenario 2        Scenario 3         Scenario 4        Scenario 5        Scenario 6
                             ----------         ----------        ----------         ----------        ----------        ----------
Fixed Rate Group (1)              0%                50%               100%               115%              150%              200%

Adjustable Rate Group (2)         0%                15%                25%               28%                35%               50%

----------------------------
(1) As a percentage of the
Prepayment Assumption.
(2) CPR.

         Class A-1 (To Call)
         -------------------
Average Life (years)              8.86               1.67              0.95               0.85              0.68              0.53
Begin Pay                        11/99              11/99             11/99              11/99             11/99             11/99
End Pay                           4/14               6/03              9/01               6/01              2/01             10/00

         Class A-2 (To Call)
         -------------------
Average Life (years)             14.51               6.61              3.12               2.68              2.01              1.51
Begin Pay                         4/14               6/03              9/01               6/01              2/01             10/00
End Pay                           5/15               1/11              9/04              12/03              8/02             11/01

         Class A-3 (To Call)
         -------------------
Average Life (years)             23.75              13.86              7.39               6.16              4.38              2.84
Begin Pay                         5/15               1/11              9/04              12/03              8/02             11/01
End Pay                           1/28               4/14              6/08               3/07              4/05              8/03

       Class A-4 NAS (To Call)
       -----------------------
Average Life (years)             11.91               8.13              6.65               6.23              5.11              3.81
Begin Pay                        11/02              11/02             11/02              11/02              1/03              4/03
End Pay                           4/14               4/14              6/08               3/07              4/05              8/03

         Class A-5 (To Call)
         -------------------
Average Life (years)             13.69               1.39              0.73               0.64              0.49              0.35
Begin Pay                        11/99              11/99             11/99              11/99             11/99             11/99
End Pay                           8/21              12/02              4/01               2/01             10/00              7/00

         Class A-6 (To Call)
         -------------------
Average Life (years)             25.98               8.64              4.39               3.73              2.68              1.74
Begin Pay                         8/21              12/02              4/01               2/01             10/00              7/00
End Pay                           1/28               4/14              6/08               3/07              4/05              8/03

       Period     Available                 Period     Available
                  Funds Cap                            Funds Cap
       ------     ---------                 ------     ---------
            1        11.497                     53        14.801
            2        11.437                     54        14.801
            3        11.378                     55        14.801
            4        11.320                     56        14.801
            5        11.263                     57        14.801
            6        11.211                     58        14.801
            7        10.403                     59        14.801
            8        10.371                     60        14.801
            9        10.339                     61        14.801
           10        10.515                     62        14.801
           11        10.482                     63        14.801
           12        10.482                     64        14.801
           13        10.452                     65        14.801
           14        10.422                     66        14.802
           15        10.395                     67        14.802
           16        10.384                     68        14.802
           17        10.358                     69        14.802
           18        10.336                     70        14.802
           19        10.330                     71        14.802
           20        13.454                     72        14.802
           21        13.502                     73        14.802
           22        13.551                     74        14.802
           23        13.601                     75        14.802
           24        13.657                     76        14.802
           25        13.711                     77        14.802
           26        14.498                     78        14.802
           27        14.558                     79        14.802
           28        14.621                     80        14.802
           29        14.686                     81        14.802
           30        14.752                     82        14.802
           31        14.874                     83        14.802
           32        14.945                     84        14.802
           33        15.047                     85        14.802
           34        15.124                     86        14.802
           35        15.204                     87        14.802
           36        15.286                     88        14.802
           37        15.371                     89        14.802
           38        14.997                     90        14.802
           39        14.800                     91        14.802
           40        14.800                     92        14.802
           41        14.800                     93        14.802
           42        14.800                     94        14.802
           43        14.800                     95        14.802
           44        14.800                     96        14.802
           45        14.801                     97        14.802
           46        14.801                     98        14.802
           47        14.801                     99        14.802
           48        14.801                    100        14.802
           49        14.801                    101        14.802
           50        14.801                    102        14.802
           51        14.801                    103        14.802
           52        14.801                    104        14.802

       Period     Available Funds Cap
         1                    9.708
         2                    9.745    Available funds Cap =
         3                    9.783        ARMs Net interest /
         4                    9.821          (A9 + A10 balance) *12
         5                    9.861        - 23.5 bps surety fee
         6                    9.905        - 50 bps after month 6
         7                    9.449
         8                    9.496
         9                    9.543
        10                    9.751
        11                    9.805
        12                    9.888
        13                    9.949
        14                   10.012
        15                   10.079
        16                   10.164
        17                   10.236
        18                   10.317
        19                   10.396
        20                   13.524
        21                   13.574
        22                   13.625
        23                   13.678
        24                   13.736
        25                   13.792
        26                   14.581
        27                   14.644
        28                   14.709
        29                   14.776
        30                   14.846
        31                   14.970
        32                   15.044
        33                   15.149
        34                   15.229
        35                   15.312
        36                   15.397
        37                   15.486
        38                   15.097
        39                   14.892
        40                   14.892
        41                   14.892
        42                   14.892
        43                   14.892
        44                   14.892
        45                   14.893
        46                   14.893
        47                   14.893
        48                   14.893
        49                   14.893
        50                   14.893
        51                   14.893
        52                   14.893
        53                   14.893
        54                   14.893
        55                   14.893
        56                   14.893
        57                   14.893
        58                   14.893
        59                   14.893
        60                   14.893
        61                   14.893
        62                   14.893
        63                   14.893
        64                   14.893
        65                   14.893
        66                   14.893
        67                   14.893
        68                   14.893
        69                   14.893
        70                   14.893
        71                   14.893
        72                   14.893
        73                   14.893
        74                   14.893
        75                   14.893
        76                   14.893
        77                   14.893
        78                   14.893
        79                   14.893
        80                   14.893
        81                   14.893
        82                   14.893
        83                   14.893
        84                   14.893
        85                   14.893
        86                   14.893
        87                   14.893
        88                   14.893
        89                   14.893
        90                   14.893
        91                   14.893
        92                   14.893
        93                   14.894
        94                   14.894
        95                   14.894
        96                   14.894
        97                   14.894
        98                   14.894
        99                   14.894
       100                   14.894
       101                   14.894
       102                   14.894
       103                   14.894
       104                   14.894

                            Available Funds Cap for Floater

CPR                20          25           30          35          40
              =============================================================
Month
            1     11.497      11.497       11.497      11.497      11.497
            2     11.458      11.437       11.415      11.391      11.366
            3     11.419      11.378       11.335      11.289      11.240
            4     11.380      11.320       11.256      11.189      11.118
            5     11.342      11.263       11.180      11.094      11.002
            6     11.308      11.211       11.110      11.004      10.894
            7     10.492      10.403       10.310      10.214      10.114
            8     10.473      10.371       10.265      10.156      10.044
            9     10.454      10.339       10.221      10.100       9.976
           10     10.653      10.515       10.375      10.232      10.086
           11     10.632      10.482       10.329      10.175      10.019
           12     10.647      10.482       10.317      10.150      10.010
           13     10.629      10.452       10.276      10.099      10.098
           14     10.611      10.422       10.235      10.103      10.190
           15     10.594      10.395       10.198      10.189      10.290
           16     10.596      10.384       10.194      10.294      10.412
           17     10.579      10.358       10.275      10.389      10.526
           18     10.567      10.336       10.365      10.495      10.653
           19     10.552      10.330       10.455      10.603      10.784
           20     13.766      13.454       13.639      13.855      14.121
           21     13.661      13.502       13.748      14.051      14.357
           22     13.557      13.551       13.819      14.160      14.605
           23     13.456      13.601       13.893      14.267      14.761
           24     13.407      13.657       13.973      14.383      14.931
           25     13.443      13.711       14.053      14.501      15.108
           26     14.196      14.498       14.887      15.402      16.108
           27     14.235      14.558       14.979      15.541      16.321
           28     14.275      14.621       15.074      15.687      16.550
           29     14.317      14.686       15.174      15.841      16.795
           30     14.359      14.752       15.278      16.005      17.059
           31     14.453      14.874       15.441      16.234      17.405
           32     14.498      14.945       15.555      16.418      17.713
           33     14.571      15.047       15.703      16.644      18.079
           34     14.618      15.124       15.828      16.851      18.441
           35     14.666      15.204       15.958      17.072      18.834
           36     14.715      15.286       16.096      17.307      19.263
           37     14.766      15.371       16.239      17.557      19.732
           38     14.791      14.997       15.752      16.924      18.894
           39     14.800      14.800       15.288      16.324      18.101
           40     14.800      14.800       14.828      15.735      17.331
           41     14.800      14.800       14.800      15.166      16.594
           42     14.800      14.800       14.800      14.800      15.887
           43     14.800      14.800       14.800      14.800      15.210
           44     14.800      14.800       14.800      14.800      14.800
           45     14.801      14.801       14.801      14.801      14.801
           46     14.801      14.801       14.801      14.801      14.801
           47     14.801      14.801       14.801      14.801      14.801
           48     14.801      14.801       14.801      14.801      14.801
           49     14.801      14.801       14.801      14.801      14.801
           50     14.801      14.801       14.801      14.801      14.801
           51     14.801      14.801       14.801      14.801      14.801
           52     14.801      14.801       14.801      14.801      14.801
           53     14.801      14.801       14.801      14.801      14.801
           54     14.801      14.801       14.801      14.801      14.801
           55     14.801      14.801       14.801      14.801      14.801
           56     14.801      14.801       14.801      14.801      14.801
           57     14.801      14.801       14.801      14.801      14.801
           58     14.801      14.801       14.801      14.801      14.801
           59     14.801      14.801       14.801      14.801      14.801
           60     14.801      14.801       14.801      14.801      14.801
           61     14.801      14.801       14.801      14.801      14.801
           62     14.801      14.801       14.801      14.801      14.801
           63     14.801      14.801       14.801      14.801      14.801
           64     14.801      14.801       14.801      14.801      14.801
           65     14.801      14.801       14.801      14.801      14.801
           66     14.802      14.802       14.802      14.802      14.802
           67     14.802      14.802       14.802      14.802      14.802
           68     14.802      14.802       14.802      14.802      14.802
           69     14.802      14.802       14.802      14.802      14.802
           70     14.802      14.802       14.802      14.802      14.802
           71     14.802      14.802       14.802      14.802      14.802
           72     14.802      14.802       14.802      14.802      14.802
           73     14.802      14.802       14.802      14.802      14.802
           74     14.802      14.802       14.802      14.802      14.802
           75     14.802      14.802       14.802      14.802      14.802
           76     14.802      14.802       14.802      14.802      14.802
           77     14.802      14.802       14.802      14.802      14.802
           78     14.802      14.802       14.802      14.802      14.802
           79     14.802      14.802       14.802      14.802      14.802
           80     14.802      14.802       14.802      14.802      14.802
           81     14.802      14.802       14.802      14.802      14.815
           82     14.802      14.802       14.802      14.802      14.939
           83     14.802      14.802       14.802      14.802         -
           84     14.802      14.802       14.802      14.802         -
           85     14.802      14.802       14.802      14.802
           86     14.802      14.802       14.802      14.802
           87     14.802      14.802       14.802      14.802
           88     14.802      14.802       14.802         -
           89     14.802      14.802       14.802         -
           90     14.802      14.802       14.802
           91     14.802      14.802       14.802
           92     14.802      14.802       14.802
           93     14.802      14.802       14.802
           94     14.802      14.802       14.802
           95     14.802      14.802          -
           96     14.802      14.802          -
           97     14.802      14.802
           98     14.802      14.802
           99     14.802      14.802
          100     14.802      14.802
          101     14.802      14.802
          102     14.802      14.802
          103     14.802      14.802
          104     14.802      14.802
          105     14.802         -
          106     14.802         -
          107     14.802
          108     14.802
          109     14.802
          110     14.802
          111     14.802
          112     14.802
          113     14.802
          114     14.802
          115     14.802
          116     14.802
          117     14.802
          118     14.802
          119     14.802
          120        -
          121        -